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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 28, 2002

ENTROPIN, INC.
(Exact name of Registrant as Specified in its Charter)

DELAWARE	33-23693	84-1090424
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45926 Oasis Street
Indio, California 92201
(Address of principal executive offices)(Zip Code)

(760) 775-8333
(Registrant's telephone number, including area code)

(Former Name or Former Address, If Changed Since Last Report)

ITEM 5. Other Events.

        An Investors' Summary issued by the registrant from time to time is attached to this report.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  EXHIBITS.

Exhibit No.	Description
99.1	Investors' Summary, dated June 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.

ENTROPIN, INC.
Date: June 28, 2002	By:	/s/ PATRICIA G. KRISS Patricia G. Kriss, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investors' Summary, dated June 2002.

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SIGNATURES
EXHIBIT INDEX